(FIRST AMERICAN FUNDS LOGO)



February 27, 2009

as supplemented



May 4, 2009



PROSPECTUS
First American Investment Funds, Inc.
ASSET CLASS - STOCK FUNDS


MID CAP SELECT FUND


(formerly Small-Mid Cap Core Fund)


Class A, Class B, Class C, and Class Y Shares



As with all mutual funds, the Securities and Exchange
Commission has not approved or disapproved the shares of this fund, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

TABLE OF
CONTENTS



FUND SUMMARY
   Mid Cap Select Fund                                                        2
MORE ABOUT THE FUND
   Investment Strategies, Risks, and Other Investment Matters                 5
POLICIES AND SERVICES
   Purchasing, Redeeming, and Exchanging Shares                               7
   Managing Your Investment                                                  16
ADDITIONAL INFORMATION
   Management                                                                17
   Financial Highlights                                                      18
FOR MORE INFORMATION                                                 Back Cover





Please find FIRST AMERICAN FUNDS' PRIVACY POLICY inside the back cover of this
                                   Prospectus.

       Fund Summary
       Introduction


               This section of the prospectus describes the objective of the Mid Cap Select Fund, summarizes the principal investment strategies used by the fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the fund.


               AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF U.S.
               BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR
               GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
               CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

               THIS PROSPECTUS AND THE RELATED STATEMENT OF
               ADDITIONAL INFORMATION (SAI) DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUND, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.

               THE FUND MAY BE OFFERED ONLY TO PERSONS IN THE
               UNITED STATES. THIS PROSPECTUS SHOULD NOT BE
               CONSIDERED A SOLICITATION OR OFFERING OF FUND
               SHARES OUTSIDE THE UNITED STATES.


                                     1
                          PROSPECTUS - First American Mid Cap Select Fund

Fund Summary
Mid Cap Select Fund




OBJECTIVE


Mid Cap Select Fund has an objective of long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, Mid Cap Select Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined by the advisor for this purpose as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). The market capitalizations of companies in the Russell Midcap Index ranged from approximately $43 million to $15.5 billion as of March 31, 2009.





In selecting stocks, the fund's advisor invests in companies that it believes meet one or more of the following criteria:


- attractively valued relative to other companies in the same industry or market.


- strong or improving cash flows, revenue and earnings growth, or other fundamentals.


- strong competitive position.


- an identifiable catalyst that could increase the value of the company's stock over the next one or two years.


The fund's advisor will generally sell a stock if the stock hits its price target, the company's fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The fund trades portfolio securities frequently, generally resulting in an annual portfolio turnover rate in excess of 100%.

The fund may utilize options, futures contracts, options on, futures contracts, and foreign currency exchange contracts ("derivatives"). The fund may use these derivatives to manage market or business risk, enhance the fund's return, or hedge against adverse movements in currency exchange rates. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

When the advisor believes that companies' initial public offerings (IPOs) will generally outperform the overall equity market, the fund may frequently invest in companies at the time of their IPO. By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

PRINCIPAL RISKS

The value of your investment in this fund will change daily, which means you could lose money. The principal risks of investing in this fund include:
- Active Management Risk
- Common Stock Risk
- Derivative Instrument Risk
- Foreign Currency Hedging Transaction Risk
- Frequent Trading Risk
- Initial Public Offering (IPO) Risk
- International Investing Risk
- Mid-Cap Stock Risk
- Securities Lending Risk



See "More About the Fund" for a discussion of these risks.

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of the other share classes will differ due to their different expense structures. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B, Class C, and Class Y shares, the table only includes returns before taxes. After-tax returns for Class B, Class C, and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.


                                     2
                          PROSPECTUS - First American Mid Cap Select Fund

Fund Summary
Mid Cap Select Fund continued



After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.


Effective October 3, 2005, based on approval of the fund's board of directors and shareholders, the fund's principal investment strategy was changed from investing primarily in technology stocks (defined as stocks of companies that either have or will develop products, processes or services that will provide or will benefit significantly from technological innovations, advances and improvements) to investing primarily in common stocks of small- and mid-capitalization companies. At the same time, the fund's name changed from Technology Fund to Small-Mid Cap Core Fund. As a result, the performance information presented below for periods prior to October 3, 2005, reflects the performance of an investment portfolio that was materially different from the investment portfolio of the Small-Mid Cap Core Fund.



Effective May 4, 2009, based on approval of the fund's board of directors, the fund's principal investment strategy was changed from investing primarily in common stocks of small- and mid-capitalization companies to investing primarily in common stocks of mid-capitalization companies. At the same time, the fund's name changed from Small-Mid Cap Core Fund to Mid Cap Select Fund.


ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)

                                  (BAR CHART)


            191.79%   (45.85)%   (55.71)%   (42.14)%    55.47%      4.00%     (0.23)%    14.85%      2.85%    (34.33)%

             1999       2000       2001       2002       2003       2004       2005       2006       2007       2008

           Best Quarter:
           Quarter ended  December 31, 1999  80.60%
           Worst Quarter:
           Quarter ended  March 31, 2001        (48.79)%







                                                                                                                       Since
AVERAGE ANNUAL TOTAL RETURNS                       Inception                                                       Inception
AS OF 12/31/08(1)                                       Date       One Year       Five Years       Ten Years       (Class C)
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Select Fund
----------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                       4/4/94       (37.96)%          (5.33)%         (7.10)%           N/A
----------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                    (37.96)%          (5.33)%         (8.33)%           N/A
----------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions
  and sale of fund shares)                                         (24.67)%          (4.45)%         (4.98)%           N/A
----------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                      8/15/94       (38.19)%          (5.38)%         (7.29)%           N/A
----------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                       2/1/00       (35.53)%          (4.97)%           N/A          (18.90)%
----------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                       4/4/94       (34.20)%          (4.02)%         (6.32)%           N/A
----------------------------------------------------------------------------------------------------------------------------
Russell 2500 Index(2) (reflects no deduction
for fees, expenses, or taxes)                                      (36.79)%          (0.98)%          4.08%           2.15%
----------------------------------------------------------------------------------------------------------------------------
Russell Midcap Index(3) (reflects no deduction
for fees, expenses, or taxes)                                      (41.46)%          (0.71)%          3.19%           2.04%




(1)Small-Mid Cap Core Fund's 1999 returns were primarily achieved buying IPOs and technology related stocks in a period favorable for these investments. Such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund's future investment in IPOs will have the same effect on performance as it did in 1999.
(2)An unmanaged small- and mid-cap index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index.

(3)Previously, the fund used the Russell 2500 Index as a benchmark. Going forward, the fund's performance will be compared to the Russell Midcap Index because it more closely reflects the fund's investment universe. The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index.



                                     3
                          PROSPECTUS - First American Mid Cap Select Fund

Fund Summary
Mid Cap Select Fund continued



FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the fund.


--------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1)
(fees paid directly from your investment)                             CLASS A  CLASS B  CLASS C  CLASS Y
--------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                                5.50%(2)    None     None     None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                        None(3)   5.00%    1.00%     None
--------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
--------------------------------------------------------------------------------------------------------
  Management Fees                                                      0.70%    0.70%    0.70%    0.70%
  Distribution and/or Service (12b-1) Fees                             0.25%    1.00%    1.00%     None
  Other Expenses                                                       0.65%    0.65%    0.65%    0.65%
  Total Annual Fund Operating Expenses(4,5)                            1.60%    2.35%    2.35%    1.35%
  Less Fee Waivers(6)                                                 (0.19)%  (0.19)%  (0.19)%  (0.19)%
  Net Expenses(6)                                                      1.41%    2.16%    2.16%    1.16%
--------------------------------------------------------------------------------------------------------



EXAMPLE This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund's operating expenses remain the same. The example assumes that contractual fee waivers were in effect throughout the first year of each period indicated (i.e., the entire period for the 1 year period), but were discontinued for the balance of periods longer than 1 year. Although your actual costs and returns may differ, based on these assumptions your costs would be:


                                     CLASS B           CLASS B           CLASS C           CLASS C
                                    assuming       assuming no          assuming       assuming no
                                  redemption        redemption        redemption        redemption
                                   at end of         at end of         at end of         at end of
                   CLASS A       each period       each period       each period       each period       CLASS Y
----------------------------------------------------------------------------------------------------------------
 1 year             $  686            $  719            $  219            $  319            $  219        $  118
----------------------------------------------------------------------------------------------------------------
 3 years            $1,010            $1,115            $  715            $  715            $  715        $  406
----------------------------------------------------------------------------------------------------------------
 5 years            $1,356            $1,438            $1,238            $1,238            $1,238        $  721
----------------------------------------------------------------------------------------------------------------
 10 years           $2,331            $2,484            $2,484            $2,672            $2,672        $1,607




(1)An annual account maintenance fee of $15 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."
(2)Investors may qualify for reduced sales charges. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Determining Your Share Price -- Class A Shares -- Reducing Your Sales Charge on Class A Shares."
(3)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge.
(4)Total Annual Fund Operating Expenses are based on the fund's fiscal year ended October 31, 2008, absent any expense reimbursements or fee waivers.
(5)Total Annual Fund Operating Expenses do not include securities lending income received by U.S. Bank, an affiliate of the advisor. U.S. Bank receives fees of up to 25% of the fund's net income from securities lending transactions in connection with the lending services it provides the fund.
(6)The advisor has contractually agreed to waive fees and reimburse other fund expenses through February 28, 2010, so that total annual fund operating expenses do not exceed 1.41%, 2.16%, 2.16%, and 1.16%, respectively, for Class A, Class B, Class C, and Class Y shares. These fee waivers and expense reimbursements may be terminated at any time after February 28, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund's board of directors.


                                     4
                          PROSPECTUS - First American Mid Cap Select Fund

More About the Fund
Investment Strategies, Risks, and Other Investment Matters

OBJECTIVES

The fund's objective, which is described in the "Fund Summary" section, may be changed without shareholder approval. If the fund's objective changes, you will be notified at least 60 days in advance. Please remember, there is no guarantee that the fund will achieve its objective.

INVESTMENT STRATEGIES

The fund's principal investment strategies are discussed in the "Fund Summary" section. These are the strategies that the fund's investment advisor believes are most likely to be important in trying to achieve the fund's objective. This section provides information about some additional non-principal strategies that the fund's investment advisor may use to achieve the fund's objectives. You should be aware that the fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

Temporary Investments. In an attempt to respond to adverse market, economic, political, or other conditions, the fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the fund's advisor. Being invested in these securities may keep the fund from participating in a market upswing and prevent the fund from achieving its investment objective.

PRINCIPAL RISKS

The principal risks of investing in the fund are identified in the "Fund Summary" section. These risks are described below.

Active Management Risk. The fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objective. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.

Common Stock Risk. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market.

Derivative Instrument Risk. The use of derivative instruments, such as options, futures contracts, and options on futures contracts, exposes the fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor or sub-advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund's initial investment in that instrument; and the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If the fund uses derivative instruments and the advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.

Foreign Currency Hedging Transaction Risk. In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts. If the advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

Frequent Trading Risk.   Frequent trading of fund securities may produce capital
gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities, which may detract from the fund's performance. The "Financial Highlights" section of this prospectus shows the historical portfolio turnover rate for the fund.

Initial Public Offering (IPO) Risk. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

International Investing Risk. The fund may invest in equity securities that trade in markets other than the United States. To the extent the fund is allowed to invest in depositary receipts, the fund will be subject to the same risks as other foreign securities in which the fund may invest, unless otherwise noted below. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as

                                     5
                          PROSPECTUS - First American Mid Cap Select Fund

More About the Funds
Investment Strategies, Risks, and Other Investment Matters continued



much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt. International investing involves risks not typically associated with U.S. investing. These risks include:

Currency Risk. Because the foreign securities in which the funds invest, with the exception of American Depositary Receipts, generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.

Foreign Securities Market Risk. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Foreign Tax Risk. The fund's income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes.

Information Risk. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

Investment Restriction Risk. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

Political and Economic Risks. International investing is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets.


Mid-Cap Stock Risk. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Securities Lending Risk. When the fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.



DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.



                                     6
                          PROSPECTUS - First American Mid Cap Select Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares

GENERAL

You may purchase, redeem, or exchange shares of the fund on any day when the New York Stock Exchange (NYSE) is open, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. Purchases, redemptions and exchanges may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the Securities and Exchange Commission (SEC).

The fund has authorized certain investment professionals and financial institutions ("financial intermediaries") to accept purchase, redemption, or exchange orders on its behalf. Your purchase or redemption price will be based on the net asset value (NAV) per share next calculated by the fund after your order is received by the fund or an authorized financial intermediary in proper form. Exchanges are also made at the NAV per share next calculated by the fund after your exchange request is received in proper form. See "Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Calculating Net Asset Value" below. Contact your financial intermediary to determine the time by which it must receive your order to be assured same day processing. To make sure your order is in proper form, you must follow the instructions set forth below under "Purchase, Redemption, and Exchange Procedures."

Some financial intermediaries may charge a fee for helping you purchase, redeem, or exchange shares. Contact your financial intermediary for more information. No such fee will be imposed if you purchase shares directly from the fund.

CHOOSING A SHARE CLASS

The fund issues its shares in four classes with each class having a different cost structure. As noted below, only certain eligible investors can purchase Class Y shares of the fund, whereas Class A and Class C shares (the "Retail Share Classes") are generally available to investors. You should decide which share class best suits your needs.

Effective at the close of business on June 30, 2008 (the "Closing Date"), no new or additional investments, including investments through any systematic investment plan, were allowed in Class B shares of the First American funds, except through permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another First American fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in the prospectus. Any dividends or capital gains on Class B shares of a fund will be reinvested in Class B shares of the fund at net asset value, unless you have otherwise chosen to receive distributions in cash. For Class B shares outstanding as of the Closing Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion feature remain unchanged. Class B shareholders wishing to make additional investments in the funds' shares are permitted to invest in other classes of the funds, subject to the pricing and eligibility requirements of those classes.

Eligibility to Invest in Class Y Shares

CLASS Y SHARES are offered to group retirement and employee benefit plans and to certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. Such persons may include, but are not limited to, individuals, corporations, and endowments.

Class Share Overview

                                   Contingent Deferred
                 Front-End Sales       Sales Charge         Annual 12b-1 Fees
                  Charge (FESC)           (CDSC)         (as a % of net assets)
-------------------------------------------------------------------------------
Class A                5.50%(1)            None(2)                0.25%
Class B(3)             None                5.00%(4)               1.00%
Class C(5)             None                1.00%(6)               1.00%
Class Y                None                None                   None
-------------------------------------------------------------------------------


(1)The FESC is reduced for larger purchases. See "Determining Your Share
   Price -- Class A Shares" below.
(2)Class A share investments of $1 million or more on which no FESC is paid may be subject to a 1.00% CDSC.
(3)Class B shares automatically convert to Class A shares eight years after purchase, which reduces future annual expenses since Class A shares have lower annual expenses.
(4)A CDSC of up to 5.00% applies to Class B shares if you redeem shares within six years of purchase. The CDSC declines over the six years as described below under "Determining Your Share Price -- Class B Shares."
(5)Class C shares do not convert to Class A shares so they will continue to have higher annual expenses than Class A shares for as long as you hold them.
(6)A 1.00% CDSC applies if you redeem your Class C shares within 12 months of purchase.

Among the Retail Share Classes, Class A shares may be a better choice if your investment qualifies for a reduced sales charge. You should not place Class C share orders that would cause your total investment in First American Funds Class A, Class B (for funds that offered such share class), and Class C shares (not including First American money market funds) to equal or exceed $1 million, using the aggregation principles discussed below under "Determining Your Share Price -- Class A Shares -- Reducing Your Sales Charge on Class A Shares." To the extent operationally possible, these orders will be automatically rejected.

Class Y shares are generally a better choice than a Retail Share Class if you are eligible to purchase these share classes.

DETERMINING YOUR SHARE PRICE

Because the current prospectus and Statement of Additional Information are available on First American Funds' website free of charge, we do not disclose the following share class information separately on the website.


                                     7
                          PROSPECTUS - First American Mid Cap Select Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued



Class A Shares

Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The sales charge you pay may differ slightly from the amount set forth below because of rounding that occurs in the calculation used to determine your sales charge.

                                       Sales Charge
                              -----------------------------
                               As a %               As a %
                                 of                 of Net
                              Offering              Amount
Purchase Amount                 Price              Invested
-----------------------------------------------------------
Less than $50,000               5.50%                5.82%
50,000 - $99,999                4.50%                4.71%
$100,000 - $249,999             3.50%                3.63%
$250,000 - $499,999             2.50%                2.56%
$500,000 - $999,999             2.00%                2.04%
$1 million and over             0.00%                0.00%


Reducing Your Sales Charge on Class A Shares. As shown in the preceding table, larger purchases of Class A shares reduce the percentage sales charge you pay. In determining whether you are entitled to pay a reduced sales charge, you may aggregate certain other purchases with your current purchase, as follows.

Prior Purchases. Prior purchases of Class A, Class B (for funds that offered such share class), and Class C shares of any First American Fund (except a money market fund) will be factored into your sales charge calculation. You will receive credit for the current net asset value of the other Class A, Class B, and Class C shares you hold at the time of your purchase, including shares held in individual retirement, custodial or personal trust accounts. For example, let's say you're making a $10,000 investment and you already own other First American Fund Class A shares that are currently valued at $45,000. You will receive credit for the current value of these shares and your sales charge will be based on a total purchase amount of $55,000. If the current net asset value of your shares is less than their original purchase price, you may receive credit for their original purchase price instead, but only if you provide a written request to the funds and provide them with the records necessary to demonstrate the shares' purchase price.

Purchases by Related Accounts. Concurrent and prior purchases by certain other accounts of Class A, Class B (for funds that offered such share class), and Class C shares of any First American Fund (except a money market fund) also will be combined with your purchase to determine your sales charge. The fund will combine purchases made by you, your spouse or domestic partner, and your dependent children when it calculates the sales charge, including purchases in individual retirement, custodial and personal trust accounts.

Letter of Intent. If you plan to make an aggregate investment of $50,000 or more over a 13-month period in Class A, Class B, or Class C shares of one or more First American Funds, other than the money market funds, you may reduce your sales charge for Class A purchases by signing a non-binding letter of intent. If you do not fulfill the letter of intent, you must pay the applicable sales charge. In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "Class A Share Investments of Over $1 Million" below.

It is your responsibility to determine whether you are entitled to pay a reduced sales charge. The fund is not responsible for making this determination. To receive a reduced sales charge, you must notify the fund at the time of the purchase order that a quantity discount may apply to your current purchase. If you purchase shares by mail, you must notify the fund in writing. Otherwise, simply inform your financial intermediary, or Investor Services if you are purchasing shares directly from the funds, and they will notify the fund.

You should provide your financial intermediary with information or records regarding any other accounts in which there are holdings eligible to be aggregated, including:
- all of your accounts at your financial intermediary.
- all of your accounts at any other financial intermediary.
- all accounts of any related party (such as a spouse or dependent child) held with any financial intermediary.

You should keep the records necessary to demonstrate the purchase price of shares held in these accounts since neither the fund and its transfer agent nor your financial intermediary may have this information.

More information on these ways to reduce your sales charge appears in the SAI.

Purchasing Class A Shares Without a Sales Charge. The following persons may purchase the fund's Class A shares at net asset value without a sales charge:
- directors, advisory board members, full-time employees and retirees of the advisor and its affiliates.
- current and retired officers and directors of the funds.
- full-time employees of any broker-dealer authorized to sell fund shares.
- full-time employees of the fund's counsel.
- members of the immediate families of any of the foregoing (i.e., a spouse or domestic partner and any dependent children).
- persons who purchase the funds through "one-stop" mutual fund networks through which the funds are made available.
- persons participating in a fee-based program sponsored and maintained by a registered broker-dealer.
- trust companies and bank trust departments acting in a fiduciary, advisory, agency, custodial or similar capacity.
- group retirement and employee benefit plans.


                                     8
                          PROSPECTUS - First American Mid Cap Select Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued



In addition, persons who hold shares of a First American money market fund acquired pursuant to a prior arrangement under which the money market fund had served as a cash investment option for another mutual fund family may exchange those shares (including shares representing reinvested dividends) for Class A shares at net asset value without a sales charge.

You must notify the funds or your financial intermediary if you are eligible to purchase Class A shares without a sales charge.

Reinvesting After a Redemption. If you redeem Class A shares of a First American Fund (except money market fund shares on which you have not paid a sales charge), you may reinvest in Class A shares of that fund or another First American Fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your financial intermediary.

Class A Share Investments of Over $1 Million. There is no initial sales charge on Class A share purchases of $1 million or more (including purchases that reach the $1 million level as a result of aggregating prior purchases and purchases by related accounts). However, your financial intermediary may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. To find out whether you will be assessed a CDSC, ask your financial intermediary.

The CDSC is based on the value of your shares at the time of purchase in the case of a partial redemption. If you redeem all of your shares, the CDSC is based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class A shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Class B Shares

Effective at the close of business on June 30, 2008, no new or additional investments were allowed in Class B shares of the First American funds as described above under "Choosing a Share Class."

Your purchase price for Class B shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a CDSC, as reflected in the following table.

                        CDSC as a % of the value
Year since purchase               of your shares
------------------------------------------------
First                                      5.00%
Second                                     5.00%
Third                                      4.00%
Fourth                                     3.00%
Fifth                                      2.00%
Sixth                                      1.00%
Seventh                                    0.00%
Eighth                                     0.00%


The CDSC you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your CDSC.

Your CDSC will be based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class B shares that are not subject to a CDSC will be redeemed first; other Class B shares will then be redeemed in an order that minimizes your CDSC. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Your Class B shares and any related shares acquired by reinvesting your dividend or capital gain distributions will automatically convert to Class A shares eight years after the beginning of the month in which you purchased the shares.

Class C Shares

Your purchase price for Class C shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within 12 months of purchase, you will be assessed a CDSC of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class C shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.

Retirement Plan Availability of Class C Shares

Class C shares are available to individual plans and certain smaller group plans, such as SIMPLE, SEP, and Solo 401(k)

                                     9
                          PROSPECTUS - First American Mid Cap Select Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued




plans. Class C shares are not available to certain employer-sponsored plans, such as 401(k), employer-sponsored 403(b), money purchase and profit sharing plans, except for those plans invested in Class C shares of the First American Funds prior to July 20, 2007.

Waiving Contingent Deferred Sales Charges

CDSCs on Class A, Class B, and Class C share redemptions will be waived for:

- redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.
- redemptions that equal the minimum required distribution from an IRA or other retirement plan to a shareholder who has reached the age of 70 1/2.
- redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. The systematic withdrawal limit will be based on the market value of your account at the time of each withdrawal.
- redemptions required as a result of over-contribution to an IRA plan.

Class Y Shares

Your purchase price for Class Y shares is its net asset value. This share class does not have a front-end sales charge or a CDSC.

12B-1 FEES

The fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act that allows the fund to pay its distributor an annual fee for the distribution and sale of its shares and/or for services provided to shareholders. The fund does not pay 12b-1 fees on Class Y shares. The 12b-1 fees paid by the fund are designated as distribution fees and/or shareholder servicing fees, as described here.

                                    Annual 12b-1 Fees
                               (as a percentage of average
                                    daily net assets)
                             ------------------------------
                                                Shareholder
                             Distribution        Servicing
                                  Fee               Fee
-----------------------------------------------------------
Class A                          None               0.25%
Class B                          0.75%              0.25%
Class C                          0.75%              0.25%
Class Y                          None               None


Because 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

COMPENSATION PAID TO FINANCIAL INTERMEDIARIES

The fund's distributor receives any front-end sales charge or CDSC that you pay and any 12b-1 fees paid by the fund. From this revenue, the distributor will pay financial intermediaries for the services they provide. The fund's advisor and/or distributor may make additional payments to intermediaries from their own assets, as described below under "Additional Payments to Financial Intermediaries."

Sales Charge Reallowance

The distributor pays (or "reallows") a portion of the front-end sales charge on Class A shares to your financial intermediary, as follows:

                                  Maximum Reallowance
                                       as a % of
Purchase Amount                      Purchase Price
-----------------------------------------------------
Less than $50,000                        5.00%
$50,000 - $99,999                        4.00%
$100,000 - $249,999                      3.25%
$250,000 - $499,999                      2.25%
$500,000 - $999,999                      1.75%
$1 million and over                      0.00%


Sales Commissions

There is no initial sales charge on Class A share purchases of $1 million or more. However, your financial intermediary may receive a commission of up to 1.00% on your purchase. Although you pay no front-end sales charge when you buy Class C shares, the fund's distributor pays a sales commission of 1.00% of the amount invested to intermediaries selling Class C shares.

12b-1 Fees

The fund's distributor uses the 12b-1 shareholder servicing fee to compensate financial intermediaries for administrative services performed on behalf of the intermediaries' customers. These intermediaries receive shareholder servicing fees of up to 0.25% of the fund's Class A, Class B, and Class C share average daily net assets attributable to shares sold through them. For Class A shares, the distributor begins to pay shareholder servicing fees to these intermediaries immediately after you purchase shares. For Class B and Class C shares, the distributor begins to pay shareholder servicing fees to these intermediaries one year after you purchase shares, but only if you continue to hold the shares at that time.

The fund's distributor uses the 12b-1 distribution fee to compensate financial intermediaries for the sale of fund shares to their customers. The fund's distributor pays intermediaries that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The fund's distributor retains the Class B share 0.75% annual distribution

                                    10
                          PROSPECTUS - First American Mid Cap Select Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued




fee in order to finance the payment of sales commissions to intermediaries that sold Class B shares.

In all cases, intermediaries continue to receive 12b-1 fees for as long as you hold fund shares.

Additional Payments to Financial Intermediaries

The advisor and/or the distributor may pay additional compensation to financial intermediaries out of their own resources to selected intermediaries for the purposes of promoting the sale of fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. The amounts of these payments could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the funds to you. The intermediary may elevate the prominence or profile of the funds within the intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the advisor and/or the distributor preferential or enhanced opportunities to promote the funds in various ways within the intermediary's organization. These payments are not reflected in the fees and expenses listed in the "Fund Summaries" section of the prospectus because they are not paid by the funds.

These payments are negotiated and may be based on such factors as the number or value of First American Fund shares that the intermediary sells or may sell; the value of the assets invested in the First American Funds by the intermediary's customers; the type and nature of services or support furnished by the intermediary; and/or other measures as determined from time to time by the advisor and/or distributor. Such payments are generally asset based but also may include the payment of a lump sum for services provided. In addition, the advisor and/or the distributor may make payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in fund shares), operational charges, literature printing and/or distribution costs, and networking fees.

The advisor and/or distributor may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

You can ask your financial intermediary for information about any payments it receives from the advisor and/or the distributor and from the fund, and any services your intermediary provides, as well as about fees and/or commissions your intermediary charges. You can also find more details about payments made by the advisor, and/or the distributor in the fund's SAI.

PURCHASE, REDEMPTION, AND EXCHANGE PROCEDURES

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

As a result, when you open an account, we will ask for your name, permanent street address, date of birth, and social security or taxpayer identification number. Addresses containing a P.O. Box only will not be accepted. We may also ask for other identifying documents or information.

Purchasing Class A, Class B, and Class C Shares

You can become a shareholder in the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100.

The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

By Phone. You can purchase shares by calling your financial intermediary, if it has a sales agreement with the funds' distributor. Once the initial minimum investment has been made, you can also place purchase orders in amounts equal to or greater than the minimum additional investment amount by calling Investor Services at 800 677-FUND. Funds will be transferred electronically from your bank account through the Automated Clearing House (ACH) network. Before making a purchase by electronic funds transfer, you must submit a new account form to the fund and elect this option. Be sure to include all of your banking information on the form.

By Wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to the fund. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next NAV, or public offering price as applicable based on your share class, calculated after the fund's custodian receives your payment by wire. Before making any additional purchases by wire, you should call Investor Services at 800 677-FUND. You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

REGULAR U.S. MAIL:            OVERNIGHT EXPRESS MAIL:
--------------------------    --------------------------
First American Funds          First American Funds
P.O. Box 3011                 615 East Michigan Street
Milwaukee, WI 53201-3011      Milwaukee, WI 53202


After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.


                                    11
                          PROSPECTUS - First American Mid Cap Select Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued



Please note the following:
- All purchases must be drawn on a bank located within the United States and payable in U.S. dollars to First American Funds.
- Cash, money orders, cashier's checks in amounts less than $10,000, third-party checks, Treasury checks, credit card checks, traveler's checks, starter checks, and credit cards will not be accepted. We are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.
- If a check or ACH transaction does not clear your bank, the funds reserve the right to cancel the purchase, and you may be charged a fee of $25 per check or transaction. You could be liable for any losses or fees incurred by the fund as a result of your check or ACH transaction failing to clear.

By Systematic Investment Plan. To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:
- by having $100 or more automatically withdrawn from your bank account on a periodic basis and invested in fund shares, or
- through automatic monthly exchanges of your First American fund into another First American fund of the same class.

You may apply for participation in either of these programs through your financial intermediary or by calling Investor Services at 800 677-FUND.

Redeeming Class A, Class B, and Class C Shares

When you redeem shares, the proceeds are normally sent on the next business day, but in no event more than seven days, after your request is received in proper form.

By Phone. If you purchased shares through a financial intermediary, simply call them to redeem your shares.

If you did not purchase shares through a financial intermediary, you may redeem your shares by calling Investor Services at 800 677-FUND. Proceeds can be wired to your bank account (if you have previously supplied your bank account information to the fund) or sent to you by check. The fund charges a $15 fee for wire redemptions, but has the right to waive this fee for shares redeemed through certain financial intermediaries and by certain individuals. Proceeds also can be sent directly to your bank or brokerage account via electronic funds transfer if your bank or brokerage firm is a member of the ACH network. Credit is usually available within 2-3 business days. The First American Funds reserve the right to limit telephone redemptions to $50,000 per account per day.

If you recently purchased your shares by check or through the ACH network, proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

By Mail. To redeem shares by mail, send a written request to your financial intermediary, or to the fund at the following address:

REGULAR U.S. MAIL:            OVERNIGHT EXPRESS MAIL:
--------------------------    --------------------------
First American Funds          First American Funds
P.O. Box 3011                 615 East Michigan Street
Milwaukee, WI 53201-3011      Milwaukee, WI 53202


Your request should include the following information:
- name of the fund
- account number
- dollar amount or number of shares redeemed
- name on the account
- signatures of all registered account owners

After you have established your account, signatures on a written request must be guaranteed if:

- you would like redemption proceeds to be paid to any person, address, or bank account other than that on record.
- you would like the redemption check mailed to an address other than those on the fund's records, or you have changed the address on the fund's records within the last 30 days.
- your redemption request is in excess of $50,000.
- bank information related to an automatic investment plan, telephone purchase or telephone redemption is changed.

In addition to the situations described above, the fund reserves the right to require a signature guarantee in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

By Wire. You can call or write to have redemption proceeds sent to a bank account. See the policies for redeeming shares by phone or by mail. Before requesting to have redemption proceeds sent to a bank account, please make sure the fund has your bank account information on file. If the fund does not have this information, you will need to send written instructions with your bank's name and a voided check or pre-printed savings account deposit slip. You must provide written instructions signed by all fund and bank account owners, and each individual must have their signature guaranteed.

By Systematic Withdrawal Plan. If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. You may set up a systematic withdrawal when you complete a new account form or by calling your financial intermediary.


                                    12
                          PROSPECTUS - First American Mid Cap Select Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued



You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

Exchanging Class A, Class B, and Class C Shares

If your investment goals or your financial needs change, you may move from one First American Fund to another First American Fund. There is no fee to exchange shares.

Generally, you may exchange your shares only for the same class of shares of the other fund, with certain exceptions, including:

- You may exchange your Class A shares for Class Y shares of the same or another First American Fund if you subsequently become eligible to purchase Class Y shares.

- If you are no longer eligible to hold Class Y shares, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The fund has the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Short-Term Trading of Fund Shares" below.

By Phone. If both funds have identical shareholder registrations, you may exchange shares by calling your financial intermediary or by calling the funds directly at 800 677-FUND.

By Mail. To exchange shares by written request, please follow the procedures under "Redeeming Class A, Class B, and Class C Shares" above. Be sure to include the names of both funds involved in the exchange.

By Systematic Exchange Plan. You may add to your investment on a regular basis through automatic monthly exchanges of one First American fund into another First American fund of the same class. You may apply for participation in this program through your financial intermediary or by calling Investor Services at 800 677-FUND.

Purchasing, Redeeming, and Exchanging Class Y Shares

You may purchase or redeem shares by calling your financial intermediary. When purchasing shares, payment must generally be made by wire transfer, which can be arranged by your financial intermediary. You cannot purchase shares by wire on days when federally chartered banks are closed. The fund reserves the right to impose minimum investment amounts on clients of financial intermediaries that charge the fund or the advisor transaction or recordkeeping fees.

If the fund or an authorized financial intermediary receives your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

Exchanging Class Y Shares. If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American Fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to purchase Class Y shares, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial intermediary.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The fund has the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Short-Term Trading of Fund Shares" below.

Systematic Transactions. You may add to your investment, or redeem a specific dollar amount from your account, on a regular, automatic basis through a systematic investment or withdrawal plan. You may also move from one First American Fund to another First American Fund of the same class on a regular basis through automatic monthly exchanges. You may apply for participation in these programs through your financial intermediary.

You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

ADDITIONAL INFORMATION ON PURCHASING, REDEEMING, AND EXCHANGING SHARES

Calculating Net Asset Value

The fund generally calculate its NAV as of 3:00 p.m. Central time every day the New York Stock Exchange is open. The fund

                                    13
                          PROSPECTUS - First American Mid Cap Select Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued




does not calculate its NAV on national holidays, or any other days, on which the NYSE is closed for trading.

The fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares.

Investments and other assets will be valued at their market values. For securities traded on an exchange, we receive the price as reported by the exchange from one or more independent pricing services that have been approved by the fund's board of directors. These independent pricing services also provide security valuations for certain other investments not traded on an exchange. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using procedures approved by the funds' board of directors. Under these procedures, fair values are generally determined by a pricing committee appointed by the board of directors. The types of securities for which such fair value pricing might be required include, but are not limited to:
- Securities, including securities traded in foreign markets, where an event occurs after the close of the market in which such security principally trades, but before NAV is determined, that will affect the value of such security, or the closing value is otherwise deemed unreliable;
- Securities whose trading has been halted or suspended;
- Fixed-income securities that have gone into default and for which there is no current market value quotation; and
- Securities with limited liquidity, including certain high-yield securities or securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

Short-Term Trading of Fund Shares

The fund discourages purchases and redemptions of its shares in response to short-term fluctuations in the securities markets. The fund's board of directors has adopted policies and procedures designed to detect and deter short-term trading in the fund's shares that may disadvantage long-term fund shareholders. These policies are described below. The fund will not knowingly accommodate trading in the fund's shares in violation of these policies.

Risks Associated with Short-Term Trading. Short-term trading in the fund's shares, particularly in larger amounts, may be detrimental to long-term shareholders of the fund. Depending on various factors, including the size of a fund, the amount of assets the fund typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades, and the types of securities in which the fund typically invests, short-term trading may interfere with the efficient management of the fund's portfolio, increase the fund's transaction costs, administrative costs and taxes, and/or impact the fund's performance.

In addition, the nature of the fund's portfolio holdings may allow a shareholder engaging in a short-term trading strategy to take advantage of possible delays between the change in the value of the fund's portfolio holdings and the reflection of that change in the net asset value of the fund's shares. Such a delay may occur in funds that have significant investments in foreign securities, where the value of those securities is established some time before the fund calculates its own share price, or in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. This type of short-term trading is sometimes referred to as "arbitrage market timing," and there is the possibility that such trading may dilute the value of fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.

Short-Term Trading Policies. The fund's advisor monitors trading in fund shares in an effort to identify short-term trading activity that may disadvantage long-term shareholders. Only transactions that exceed a certain dollar threshold that has been determined to be potentially disruptive to the management of the fund are subject to monitoring. It is the policy of the fund to permit no more than one round trip by an investor during any 90-calendar-day period. A round trip is defined as a purchase into or redemption out of a fund (including purchases or redemptions accomplished by an exchange) paired with an opposite direction redemption out of or purchase into the same fund within 10 calendar days, in a dollar amount that exceeds the monitoring threshold. If the advisor determines that a shareholder has made more than one round trip during any 90-calendar-day period, the shareholder conducting such trading will, in less serious instances, be given an initial warning to discontinue such trading. In more serious instances (generally involving larger dollar amounts), or in the case of a second violation after an initial warning has been given, the shareholder may be temporarily or permanently barred from making future purchases into one or all of the funds or, alternatively, the funds may limit the amount, number or frequency of any future purchases and/or the method by which the shareholder may request future purchases (including purchases by an exchange or transfer between the fund and any other fund). In addition to the foregoing sanctions, the fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. The fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the rejection of purchase orders and the revocation of exchange privileges, and in considering which

                                    14
                          PROSPECTUS - First American Mid Cap Select Fund

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued




sanctions to impose, the fund may consider an investor's trading history in any of the First American Funds, in non-First American mutual funds, or in accounts under a person's common ownership or control.

Certain transactions are not subject to the fund's short-term trading policies. These include transactions such as systematic redemptions and purchases; retirement plan contributions, loans and distributions (including hardship withdrawals); purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; regular portfolio re-balancings in fee-based programs of registered investment advisors, financial planners and registered broker-dealers; and similar transactions.

Fund shares are frequently held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary maintains an omnibus account with the fund for trading on behalf of its customers. The fund generally seeks to apply its short-term trading policies and procedures to these omnibus account arrangements, and monitor trading activity at the omnibus account level to attempt to identify disruptive trades. Under agreements that the fund (or the fund's distributor) has entered into with intermediaries, the fund may request transaction information from intermediaries at any time in order to determine whether there has been short-term trading by the intermediaries' customers. The fund will request that the intermediary provide individual account level detail (or participant level detail in the case of retirement plans) to the fund if more than one round trip in any 90 day period is detected at the omnibus or plan level and such round trips appear to be (a) attributable to an individual shareholder or plan participant and (b) potentially detrimental to the fund and its shareholders based on such factors as the time between transactions, the size of the transactions and the type of fund involved. If short-term trading is detected at the individual account or participant level, the fund will request that the intermediary take appropriate action to curtail the activity. If the intermediary does not take action, the funds will take such steps as are reasonably practicable to curtail the excessive trading, including terminating the relationship with the intermediary if necessary. An intermediary may apply its own short-term trading policies and procedures, which may be more or less restrictive than the fund's policies and procedures. If you purchase or sell fund shares through an intermediary, you should contact them to determine whether they impose different requirements or restrictions.

Telephone Transactions

The fund and its agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The fund and its agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.


Once a telephone transaction has been placed, it cannot be canceled or modified.

It may be difficult to reach the fund by telephone during periods of unusual market activity. If you are unable to reach the fund or its agents by telephone, please consider sending written instructions.

Accounts with Low Balances

The fund reserves the right to liquidate or assess a low balance fee to any account holding a balance that is less than the account balance minimum of $500 for any reason, including market fluctuation.

If the fund elects to liquidate or assess a low balance fee, then annually, on or about the second Wednesday of August, the fund will assess a $15 low balance fee to certain retirement accounts, education savings plans, and UGMA/UTMA accounts that have balances under the account balance minimum. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Such shareholders will receive a communication reminding them of this scheduled action in their second quarter account statements, thereby providing time to ensure that balances are at or above the account balance minimum prior to the assessment of the low balance fee or liquidation of low balance accounts.

Redemption in Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on the fund and its remaining shareholders, if you redeem more than $250,000 of the fund's assets within a 30-day period, the fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of securities from the fund's portfolio instead of cash. The advisor will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption. In addition, you will bear the market risk associated with these securities until their disposition.



                                    15
                          PROSPECTUS - First American Mid Cap Select Fund

Policies and Services
Managing Your Investment


STAYING INFORMED

Shareholder Reports

Shareholder reports are mailed twice a year. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the report of independent registered public accounting firm.

In an attempt to reduce shareholder costs and help eliminate duplication, the fund will try to limit its mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations generally are mailed following each purchase or sale of fund shares, but some transactions, such as systematic purchases and dividend reinvestments, are reported on your account statement. Generally, the fund does not send statements for shares held in a brokerage account or to individuals who have their shares held in an omnibus account, such as retirement plan participants. Please review your statements and confirmations as soon as you receive them and promptly report any discrepancies to your financial intermediary or to Investor Services at 800 677-FUND.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income are normally declared and paid annually for the fund. Any capital gains are normally distributed at least once each year.

On the ex-dividend date for a distribution, the fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund, unless you request that distributions be reinvested in another First American Fund or paid in cash. This request may be made on your new account form, by contacting your financial intermediary, or by calling Investor Services at 800 677-FUND. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current NAV.

TAXES

Some of the tax consequences of investing in the fund are discussed below. More information about taxes is in the SAI. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions

The fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends paid from the net investment income of the fund may constitute "qualified dividends" taxable at the same rate as long-term capital gains (currently subject to a maximum rate of 15%). The fund will inform its shareholders of the portion of its dividends (if any) that constitutes "qualified dividends." Dividends paid from the fund's net investment income that do not constitute "qualified dividends" and dividends paid from short-term capital gains are taxable as ordinary income. Distributions of the fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. Because of its investment objective and strategies, distributions for the fund are expected to consist primarily of capital gains. The fund's income from foreign issuers may be subject to withholding and other taxes imposed by foreign countries.

Taxes on Transactions

The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If, in redemption of his or her shares, a shareholder receives a distribution of securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

Considerations for Retirement Plan Clients

A plan participant whose retirement plan invests in the fund generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income. You should consult your tax professional about federal, state and local tax considerations.

More information about tax considerations that may affect the fund and its shareholders appears in the fund's SAI.


                                    16
                          PROSPECTUS - First American Mid Cap Select Fund

Additional Information
Management


FAF Advisors, Inc. is the fund's investment advisor. FAF Advisors provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of March 31, 2009, FAF Advisors had more than $105 billion in assets under management, including investment company assets of more than $92 billion. As investment advisor, FAF Advisors manages the fund's business and investment activities, subject to the authority of the fund's board of directors.


The fund pays the investment advisor a monthly management fee for providing investment advisory services equal, on an annual basis, to 0.51% of the fund's average daily net assets, after taking into account any fee waivers, for the fund's most recently completed fiscal year. The table below reflects management fees paid to the investment advisor, after taking into account any fee waivers, for the funds' most recently completed fiscal year.

A discussion regarding the basis for the board's approval of the fund's investment advisory agreement appears in the fund's annual report to shareholders for the fiscal year ended October 31, 2008.

Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

ADDITIONAL COMPENSATION

FAF Advisors, U.S. Bank National Association (U.S. Bank) and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American Funds. As described above, FAF Advisors receives compensation for acting as the fund's investment advisor. FAF Advisors, U.S. Bank and their affiliates also receive compensation from the funds as set forth below.

Administration Services. FAF Advisors and its affiliate, U.S. Bancorp Fund Services, LLC (Fund Services), act as the fund's administrator and sub-administrator, respectively, providing administration services that include general administrative and accounting services, blue sky services and shareholder services. For such services, the fund pays FAF Advisors the fund's pro rata portion of up to 0.25% of the aggregate average daily net assets of all open-end funds in the First American family of funds. FAF Advisors pays Fund Services a portion of its fee, as agreed to from time to time. In addition to these fees, the fund may reimburse FAF Advisors for any out-of-pocket expenses incurred in providing administration services.

Custody Services. U.S. Bank provides custody services to the fund. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.005% of the fund's average daily net assets.

Transfer Agency Services. Fund Services provides transfer agency and dividend disbursing services, as well as certain shareholder services, to the fund. Fund Services receives fees for transfer agency and dividend disbursing services on a per shareholder account basis, subject to a minimum fee per share class. In addition, the fund may reimburse Fund Services for any out-of-pocket expenses incurred in providing transfer agency services.

Distribution Services. Quasar Distributors, LLC, an affiliate of FAF Advisors, receives distribution and shareholder servicing fees for acting as the fund's distributor.

Securities Lending Services. In connection with lending its portfolio securities, the fund pay fees to U.S. Bank of up to 25% of the fund's net income from these securities lending transactions. In addition, collateral for securities on loan will be invested in a money market fund administered by FAF Advisors and FAF Advisors will receive an administration fee equal to 0.02% of such fund's average daily net assets.

Other Compensation. To the extent that fund shares are held through U.S. Bank or its broker-dealer affiliate, U.S. Bancorp Investments, Inc., those entities may receive distribution and/or shareholder servicing fees from the fund's distributor as well as other payments from the fund's distributor and/or advisor as described above under "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Compensation Paid to Financial Intermediaries -- Additional Payments to Financial Intermediaries."

PORTFOLIO MANAGEMENT

The portfolio managers primarily responsible for the funds' management are:

Anthony R. Burger, CFA, Director, Quantitative Equity Research. Mr. Burger has served as the primary portfolio manager for the fund since May 2005. Mr. Burger entered the financial services industry in 1994 and joined FAF Advisors in 2003.

David A. Chalupnik, CFA, Senior Managing Director, Head of Equities. Mr. Chalupnik has co-managed the fund since May 2005. Mr. Chalupnik entered the financial services industry in 1984 and joined FAF Advisors in 2002.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.



                                    17
                          PROSPECTUS - First American Mid Cap Select Fund

Additional Information
Financial Highlights

The tables that follow present performance information about the Class A, Class B, Class C, and Class Y shares of the fund. This information is intended to help you understand the fund's financial performance for the past five years. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The information below has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request.


The financial highlights reflect the periods when the fund operated as Technology Fund (periods prior to October 3, 2005) and Small-Mid Cap Core Fund (periods including, and after, October 3, 2005). Effective May 4, 2009, the fund's principal investment strategy was changed to primarily invest in common stocks of mid-capitalization companies and the fund's name changed to Mid Cap Select Fund.



Mid Cap Select Fund(1)


                                                             Fiscal year               Fiscal period      Fiscal year ended
                                                                ended                      ended            September 30,
                                                             October 31,                October 31,
CLASS A SHARES                                     2008(2)     2007(2)     2006(2)       2005(2,3)       2005(2)     2004(2)
----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period               $ 10.64     $  9.57     $  8.03        $  8.31        $  7.40     $  7.05
                                                   -------     -------     -------        -------        -------     -------

Investment Operations:
 Net Investment Income (Loss)                        (0.01)      (0.02)       0.01          (0.01)         (0.07)      (0.07)
 Realized and Unrealized Gains (Losses) on
  Investments                                        (3.63)       1.09        1.53          (0.27)          0.98        0.42
                                                   -------     -------     -------        -------        -------     -------
 Total From Investment Operations                    (3.64)       1.07        1.54          (0.28)          0.91        0.35
                                                   -------     -------     -------        -------        -------     -------

Less Distributions:
 Distributions (from net realized gains)                --          --          --             --             --          --
                                                   -------     -------     -------        -------        -------     -------
 Total Distributions                                    --          --          --             --             --          --
                                                   -------     -------     -------        -------        -------     -------
Net Asset Value, End of Period                     $  7.00     $ 10.64     $  9.57        $  8.03        $  8.31     $  7.40
                                                   =======     =======     =======        =======        =======     =======
Total Return(4)                                     (34.21)%     11.18%      19.18%         (3.37)%        12.30%       4.96%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $12,848     $21,817     $26,190        $22,339        $23,016     $27,356
Ratio of Expenses to Average Net Assets               1.41%       1.41%       1.39%          1.34%          1.42%       1.23%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                  (0.13)%     (0.20)%      0.12%         (0.86)%        (0.83)%     (0.86)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                  1.60%       1.49%       1.46%          1.34%          1.50%       1.28%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)              (0.32)%     (0.28)%      0.05%         (0.86)%        (0.91)%     (0.91)%
Portfolio Turnover Rate                                170%        151%        110%            80%           197%         51%
----------------------------------------------------------------------------------------------------------------------------



(1)The financial highlights prior to October 3, 2005 are those of the Technology Fund, which changed its principal investment strategies and changed its name to Small-Mid Cap Core Fund on that date.

(2)Per share data calculated using average shares outstanding method.

(3)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                    18
                          PROSPECTUS - First American Mid Cap Select Fund

Additional Information
Financial Highlights continued



Mid Cap Select Fund(1) (CONTINUED)


                                                                                        Fiscal period      Fiscal year ended
                                                           Fiscal year ended                ended            September 30,
                                                              October 31,                October 31,
CLASS B SHARES                                      2008(2)     2007(2)     2006(2)       2005(2,3)       2005(2)     2004(2)
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                $  9.21      $ 8.34      $ 7.06        $  7.31        $  6.55     $  6.29
                                                    -------      ------      ------        -------        -------     -------

Investment Operations:
 Net Investment Loss                                  (0.07)      (0.08)      (0.04)         (0.01)         (0.11)      (0.11)
 Realized and Unrealized Gains (Losses) on
  Investments                                         (3.13)       0.95        1.32          (0.24)          0.87        0.37
                                                    -------      ------      ------        -------        -------     -------
 Total From Investment Operations                     (3.20)       0.87        1.28          (0.25)          0.76        0.26
                                                    -------      ------      ------        -------        -------     -------

Less Distributions:
 Distributions (from net realized gains)                 --          --          --             --             --          --
                                                    -------      ------      ------        -------        -------     -------
 Total Distributions                                     --          --          --             --             --          --
                                                    -------      ------      ------        -------        -------     -------
Net Asset Value, End of Period                      $  6.01      $ 9.21      $ 8.34        $  7.06        $  7.31     $  6.55
                                                    =======      ======      ======        =======        =======     =======
Total Return(4)                                      (34.74)%     10.43%      18.13%         (3.42)%        11.60%       4.13%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                     $ 2,512      $6,883      $8,689        $10,054        $10,685     $13,445
Ratio of Expenses to Average Net Assets                2.16%       2.16%       2.14%          2.09%          2.17%       1.98%
Ratio of Net Investment Loss to Average Net
 Assets                                               (0.88)%     (0.94)%     (0.58)%        (1.61)%        (1.59)%     (1.60)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                   2.35%       2.24%       2.21%          2.09%          2.25%       2.03%
Ratio of Net Investment Loss to Average Net
 Assets (excluding waivers)                           (1.07)%     (1.02)%     (0.65)%        (1.61)%        (1.67)%     (1.65)%
Portfolio Turnover Rate                                 170%        151%        110%            80%           197%         51%
-----------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                $ 10.04      $ 9.09      $ 7.69        $  7.97        $  7.14     $  6.86
                                                    -------      ------      ------        -------        -------     -------

Investment Operations:
 Net Investment Loss                                  (0.08)      (0.09)      (0.05)         (0.01)         (0.12)      (0.12)
 Realized and Unrealized Gains (Losses) on
  Investments                                         (3.40)       1.04        1.45          (0.27)          0.95        0.40
                                                    -------      ------      ------        -------        -------     -------
 Total From Investment Operations                     (3.48)       0.95        1.40          (0.28)          0.83        0.28
                                                    -------      ------      ------        -------        -------     -------

Less Distributions:
 Distributions (from net realized gains)                 --          --          --             --             --          --
                                                    -------      ------      ------        -------        -------     -------
 Total Distributions                                     --          --          --             --             --          --
                                                    -------      ------      ------        -------        -------     -------
Net Asset Value, End of Period                      $  6.56      $10.04      $ 9.09        $  7.69        $  7.97     $  7.14
                                                    =======      ======      ======        =======        =======     =======
Total Return(4)                                      (34.66)%     10.45%      18.21%         (3.51)%        11.62%       4.08%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                     $ 3,068      $5,190      $4,986        $ 4,253        $ 4,485     $ 6,000
Ratio of Expenses to Average Net Assets                2.16%       2.16%       2.14%          2.09%          2.17%       1.98%
Ratio of Net Investment Loss to Average Net
 Assets                                               (0.88)%     (0.96)%     (0.64)%        (1.61)%        (1.59)%     (1.60)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                   2.35%       2.24%       2.21%          2.09%          2.25%       2.03%
Ratio of Net Investment Loss to Average Net
 Assets (excluding waivers)                           (1.07)%     (1.04)%     (0.71)%        (1.61)%        (1.67)%     (1.65)%
Portfolio Turnover Rate                                 170%        151%        110%            80%           197%         51%
-----------------------------------------------------------------------------------------------------------------------------


(1)The financial highlights prior to October 3, 2005 are those of the Technology Fund, which changed its principal investment strategies and changed its name to Small-Mid Cap Core Fund on that date.

(2)Per share data calculated using average shares outstanding method.

(3)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                    19
                          PROSPECTUS - First American Mid Cap Select Fund

Additional Information
Financial Highlights continued



MID CAP SELECT FUND(1)   (CONTINUED)





                                                                           Fiscal period   Fiscal year ended
                                                  Fiscal year ended            ended         September 30,
                                                     October 31,            October 31,
CLASS Y SHARES                               2008(2)   2007(2)   2006(2)     2005(2,3)     2005(2)   2004(2)
------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period         $ 11.09   $  9.95   $  8.34      $  8.63      $  7.66   $  7.28
                                             -------   -------   -------      -------      -------   -------

Investment Operations:
 Net Investment Income (Loss)                   0.01        --      0.04           --        (0.05)    (0.05)
 Realized and Unrealized Gains (Losses)
  on Investments                               (3.79)     1.15      1.57        (0.29)        1.02      0.43
                                             -------   -------   -------      -------      -------   -------
 Total From Investment Operations              (3.78)     1.15      1.61        (0.29)        0.97      0.38
                                             -------   -------   -------      -------      -------   -------

Less Distributions:
 Dividends (from net investment income)           --     (0.01)       --           --           --        --
                                             -------   -------   -------      -------      -------   -------
 Total Distributions                              --     (0.01)       --           --           --        --
                                             -------   -------   -------      -------      -------   -------
Net Asset Value, End of Period               $  7.31   $ 11.09   $  9.95      $  8.34      $  8.63   $  7.66
                                             =======   =======   =======      =======      =======   =======
Total Return(4)                               (34.08)%   11.62%    19.30%       (3.36)%      12.66%     5.22%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)              $40,409   $79,574   $67,437      $31,381      $33,537   $43,758
Ratio of Expenses to Average Net Assets         1.16%     1.16%     1.14%        1.09%        1.17%     0.98%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                             0.12%     0.02%     0.35%       (0.61)%      (0.58)%   (0.60)%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                            1.35%     1.24%     1.21%        1.09%        1.25%     1.03%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (excluding waivers)        (0.07)%   (0.06)%    0.28%       (0.61)%      (0.66)%   (0.65)%
Portfolio Turnover Rate                          170%      151%      110%          80%         197%       51%
------------------------------------------------------------------------------------------------------------



(1)The financial highlights prior to October 3, 2005 are those of the Technology Fund, which changed its principal investment strategies and changed its name to Small-Mid Cap Core Fund on that date.

(2)Per share data calculated using average shares outstanding method.

(3)For the period October 1, 2005 to October 31, 2005. Effective October 1, 2005, the fund's fiscal year end was changed from September 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                    20
                          PROSPECTUS - First American Mid Cap Select Fund

                      First American Funds' Privacy Policy

We want you to understand what information we collect and how it's used.

"Nonpublic personal information" is nonpublic information that we obtain while providing financial products or services to you.

Why we collect your information
We gather nonpublic personal information about you and your accounts so that we can:
- Know who you are and prevent unauthorized access to your information.
- Design and improve the products we offer.
- Comply with the laws and regulations that govern us.

The types of information we collect
We may collect the following nonpublic personal information about you:
- Information about your identity, such as your name, address, and social security number
- Information about your transactions with us
- Information you provide on applications, such as your beneficiaries

Confidentiality and security
We operate through service providers. We require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.

What information we disclose
We may share all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.

We're permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).

We'll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.

Additional rights and protections
You may have other privacy protections under applicable state laws, such as California and Vermont. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.

Our pledge applies to products and services offered by:
- First American Funds, Inc.
- First American Investment Funds, Inc.
- First American Strategy Funds, Inc.
- American Strategic Income Portfolio Inc.
- American Strategic Income Portfolio Inc. II
- American Strategic Income Portfolio Inc. III

- American Select Portfolio Inc.
- American Municipal Income Portfolio Inc.
- Minnesota Municipal Income Portfolio Inc.
- First American Minnesota Municipal Income Fund II, Inc.
- American Income Fund, Inc.

                NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

                     THIS PAGE IS NOT PART OF THE PROSPECTUS

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330


--------------------------------------------------------------------------------

(FIRST AMERICAN FUNDS LOGO)

FOR MORE INFORMATION


More information about the First American Funds is available on the funds' Internet site at www.firstamericanfunds.com and in the following documents:

ANNUAL AND SEMIANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the fund and its policies and is incorporated into this prospectus by reference (which means that it is legally part of this prospectus).


You can obtain a free copy of the fund's most recent annual or semiannual reports or the SAI, request other information about the fund, or make other shareholder inquiries by calling Investor Services at 800 677-3863 (FUND) or by contacting the fund at the address below. Annual or semiannual reports and the SAI are also available on the fund's Internet site.

Information about the fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the fund are also available on the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.


SEC file number:  811-05309                                         PROMID  5/09